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                                                                     EXHIBIT 4.1

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                              INFOCURE CORPORATION

                                       AND

                        [__________________], AS TRUSTEE








                             -----------------------

                                    INDENTURE

                             DATED AS OF _____, 2000


                             -----------------------








                          PROVIDING FOR THE ISSUANCE OF
                            CONVERTIBLE SUBORDINATED
                            DEBT SECURITIES IN SERIES




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                                TABLE OF CONTENTS

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     RECITALS OF THE COMPANY................................................................................1

                                                 ARTICLE ONE
                           DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

     SECTION 101. Definitions...............................................................................1
     SECTION 102. Compliance Certificates and Opinions......................................................8
     SECTION 103. Form of Documents Delivered to Trustee....................................................9
     SECTION 104. Acts of Holders...........................................................................9
     SECTION 105. Notices, Etc., to Trustee and Company....................................................10
     SECTION 106. Notice of Holders; Waiver................................................................10
     SECTION 107. Conflict With Trust Indenture Act........................................................11
     SECTION 108. Effect of Headings and Table of Contents.................................................11
     SECTION 109. Successors and Assigns...................................................................11
     SECTION 110. Separability Clause......................................................................11
     SECTION 111. Benefits of Indenture....................................................................11
     SECTION 112. Governing Law............................................................................11
     SECTION 113. Legal Holidays...........................................................................11

                                                 ARTICLE TWO
                                                SECURITY FORMS

     SECTION 201. Forms Generally..........................................................................12
     SECTION 202. Form of Face of Security.................................................................12
     SECTION 203. Form of Reverse of Security..............................................................14
     SECTION 204. Form of Trustee's Certificate of Authentication..........................................19
     SECTION 205. Issuance of Book-Entry Securities........................................................20

                                                ARTICLE THREE
                                                THE SECURITIES

     SECTION 301. Amount Unlimited; Issuable in Series.....................................................20
     SECTION 302. Denominations............................................................................22
     SECTION 303. Execution, Authentication, Delivery and Dating...........................................23
     SECTION 304. Temporary Securities.....................................................................24
     SECTION 305. Registration, Registration of Transfer and Exchange......................................24
     SECTION 306. Mutilated, Destroyed, Lost and Stolen Securities.........................................27
     SECTION 307. Payment of Interest; Interest Rights Preserved...........................................27
     SECTION 308. Persons Deemed Owners....................................................................29
     SECTION 309. Cancellation.............................................................................29
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     SECTION 310. Computation of Interest..................................................................29
     SECTION 311. Regarding Beneficial Ownership Interests in Book-Entry Securities........................29

                                                 ARTICLE FOUR
                                          SATISFACTION AND DISCHARGE

     SECTION 401. Satisfaction and Discharge of Indenture..................................................29
     SECTION 402. Application of Trust Money...............................................................31

                                                 ARTICLE FIVE
                                                   REMEDIES

     SECTION 501. Events of Default........................................................................31
     SECTION 502. Acceleration of Maturity; Rescission and Annulment.......................................32
     SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee..........................33
     SECTION 504. Trustee May File Proofs of Claim.........................................................34
     SECTION 505. Trustee May Enforce Claims Without Possession of Securities..............................34
     SECTION 506. Application of Money Collected...........................................................35
     SECTION 507. Limitation on Suits......................................................................35
     SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest................36
     SECTION 509. Restoration of Rights and Remedies.......................................................36
     SECTION 510. Rights and Remedies......................................................................36
     SECTION 511. Delay or Omission Not Waiver.............................................................36
     SECTION 512. Control by Holders.......................................................................36
     SECTION 513. Waiver of Past Defaults..................................................................37
     SECTION 514. Undertaking for Costs....................................................................37
     SECTION 515. Waiver of Stay or Extension Laws.........................................................37

                                                 ARTICLE SIX
                                                 THE TRUSTEE

     SECTION 601. Certain Duties and Responsibilities......................................................38
     SECTION 602. Notice of Defaults.......................................................................39
     SECTION 603. Certain Rights of Trustee................................................................39
     SECTION 604. Not Responsible for Recitals or Issuance of Securities...................................40
     SECTION 605. May Hold Securities......................................................................40
     SECTION 606. Money Held in Trust......................................................................41
     SECTION 607. Compensation and Reimbursement...........................................................41
     SECTION 608. Disqualification; Conflicting Interests..................................................41
     SECTION 609. Corporate Trustee Required; Eligibility..................................................41
     SECTION 610. Resignation and Removal; Appointment of Successor........................................42
     SECTION 611. Acceptance of Appointment by Successor...................................................43
     SECTION 612. Merger, Conversion, Consolidation or Succession to Business..............................44
     SECTION 613. Preferential Collection of Claims Against Company........................................44
     SECTION 614. Appointment of Authenticating Agent......................................................44
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                                                ARTICLE SEVEN
                             LISTS OF HOLDERS AND REPORTS BY TRUSTEE AND COMPANY

     SECTION 701. Company to Furnish Trustee Names and Addresses of Holders................................47
     SECTION 702. Preservation of Information; Communications to Holders...................................47
     SECTION 703. Reports by Trustee.......................................................................48
     SECTION 704. Reports by Company.......................................................................48

                                                ARTICLE EIGHT
                             CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

     SECTION 801. Company May Consolidate, Etc., Only on Certain Terms.....................................48
     SECTION 802. Successor Corporation Substituted........................................................49
     SECTION 803. Assumption by Subsidiary of Company's Obligations........................................49

                                                 ARTICLE NINE
                                           SUPPLEMENTAL INDENTURES

     SECTION 901. Supplemental Indentures Without Consent of Holders.......................................50
     SECTION 902. Supplemental Indentures With Consent of Holders..........................................52
     SECTION 903. Execution of Supplemental Indentures.....................................................53
     SECTION 904. Effect of Supplemental Indentures........................................................53
     SECTION 905. Conformity With Trust Indenture Act......................................................53
     SECTION 906. Reference in Securities to Supplemental Indentures.......................................53

                                                 ARTICLE TEN
                                                  COVENANTS

     SECTION 1001. Payment of Principal, Premium and Interest..............................................53
     SECTION 1002. Maintenance of Office or Agency.........................................................54
     SECTION 1003. Money for Securities Payments to be Held in Trust.......................................54
     SECTION 1004. Corporate Existence.....................................................................55
     SECTION 1005. Statement as to Compliance..............................................................56
     SECTION 1006. Waiver of Certain Covenants.............................................................56

                                                ARTICLE ELEVEN
                                           REDEMPTION OF SECURITIES

     SECTION 1101. Applicability of Article................................................................56
     SECTION 1102. Election to Redeem; Notice to Trustee...................................................56
     SECTION 1103. Selection by Trustee of Securities to be Redeemed.......................................57
     SECTION 1104. Notice of Redemption....................................................................57
     SECTION 1105. Deposit of Redemption Price.............................................................58
     SECTION 1106. Securities Payable on Redemption Date...................................................58
     SECTION 1107. Securities Redeemed in Part.............................................................59
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                                                ARTICLE TWELVE
                                                SINKING FUNDS

     SECTION 1201. Applicability of Article................................................................59
     SECTION 1202. Satisfaction of Sinking Fund Payments With Securities...................................59
     SECTION 1203. Redemption of Securities for Sinking Fund...............................................59

                                               ARTICLE THIRTEEN
                                      DEFEASANCE AND COVENANT DEFEASANCE

     SECTION 1301. Applicability of Article; Company's Option to Effect Defeasance or Covenant
                           Defeasance......................................................................60
     SECTION 1302. Defeasance and Discharge................................................................60
     SECTION 1303. Covenant Defeasance.....................................................................61
     SECTION 1304. Conditions to Defeasance or Covenant Defeasance.........................................61
     SECTION 1305. Deposited Money and U.S. Government Obligations to be Held in Trust; Other
                           Miscellaneous Provisions........................................................63
     SECTION 1306. Reinstatement...........................................................................63

                                               ARTICLE FOURTEEN
                                 REPAYMENT OF SECURITIES AT OPTION OF HOLDERS

     SECTION 1401. Applicability of Article................................................................64
     SECTION 1402. Notice of Repayment Date................................................................64
     SECTION 1403. Deposit of Repayment Price..............................................................64
     SECTION 1404. Securities Payable on Repayment Date....................................................65
     SECTION 1405. Securities Repaid in Part...............................................................65

                                               ARTICLE FIFTEEN
                                           CONVERSION OF SECURITIES

     SECTION 1501. Conversion Privilege and Conversion Rate................................................65
     SECTION 1502. Exercise of Conversion Privilege........................................................66
     SECTION 1503. Fractions of Shares of Common Stock.....................................................67
     SECTION 1504. Adjustment of Conversion Rate...........................................................67
     SECTION 1505. Notice of Adjustments of Conversion Rate................................................72
     SECTION 1506. Notice of Certain Corporate Action......................................................72
     SECTION 1507. Company to Reserve Common Stock.........................................................73
     SECTION 1508. Taxes on Conversions....................................................................73
     SECTION 1509. Covenant as to Common Stock.............................................................74
     SECTION 1510. Cancellation of Converted Securities....................................................74
     SECTION 1511. Provision in Case of Consolidation, Merger or Conveyance of Assets......................74
     SECTION 1512. Responsibility of Trustee for Conversion Provisions.....................................75
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                                               ARTICLE SIXTEEN
                                                SUBORDINATION

     SECTION 1601. Securities Subordinate to Senior Indebtedness...........................................75
     SECTION 1602. Payment Over of Proceeds Upon Dissolution, Etc..........................................75
     SECTION 1603. No Payment When Senior Debt in Default..................................................76
     SECTION 1604. Payment Permitted If No Default.........................................................77
     SECTION 1605. Subrogation to Rights of Holders of Senior Debt.........................................77
     SECTION 1606. Provisions Solely to Define Relative Rights.............................................78
     SECTION 1607. Trustee to Effectuate Subordination.....................................................78
     SECTION 1608. No Waiver of Subordination Provisions...................................................78
     SECTION 1609. Notice to Trustee.......................................................................79
     SECTION 1610. Reliance on Judicial Order or Certificate of Liquidating Agent..........................79
     SECTION 1611. Trustee Not Fiduciary for Holders of Senior Debt........................................80
     SECTION 1612. Rights of Trustee as Holder of Senior Debt; Preservation of Trustee's Rights............80
     SECTION 1613. Article Applicable to Paying Agents.....................................................80
     SECTION 1614. Payment.................................................................................80

                                              ARTICLE SEVENTEEN
                                              HOLDERS' MEETINGS

     SECTION 1701. Purposes for Which Meetings May be Called...............................................81
     SECTION 1702. Manner of Calling Meetings..............................................................81
     SECTION 1703. Call of Meetings by Company or Holders..................................................81
     SECTION 1704. Who May Attend and Vote at Meetings.....................................................82
     SECTION 1705. Regulations May be Made by Trustee......................................................82
     SECTION 1706. Evidence of Actions by Holders..........................................................82
     SECTION 1707. Exercise of Rights of Trustee and Holders Not to be Hindered or Delayed.................82
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         INDENTURE, dated as of _____________ 2000, between INFOCURE
CORPORATION, a corporation duly organized and existing under the laws of the
State of Delaware (herein called the "Company"), having its principal office at
1765 The Exchange, Suite 500, Atlanta, Georgia 30339, and [________________], a
national banking association duly organized and existing under the laws of the
United States of America, as Trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its convertible subordinated debt securities (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

         All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                  ARTICLE ONE
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101. Definitions.

         For all purpose of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

                  (4) the words "herein," "hereof," and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         "Act," when used with respect to any Holder, has the meaning specified in Section 104.



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         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities.

         "Board of Directors" means either the board of directors of the Company, any duly authorized committee of that board or any officer of the Company duly authorized by the board of directors of the Company or a duly authorized committee of that board to take a specified action or make a specified determination (the authorization of such officer being evidenced by a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the board of directors of the Company or a duly authorized committee of that board and to be in full force and effect on the date of such certification and delivered to the Trustee).

         "Board Resolution" means a copy of a resolution or action certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted or taken by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Book-Entry Security" means a Security in the form prescribed in
Section 205 evidencing all or part of a series of Securities, issued to the Depositary for such series or its nominee, and registered in the name of such Depositary or its nominee.

         "Business Day," when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are generally authorized or obligated by law to close.

         "Closing Price Per Share" means, with respect to the Common Stock of the Company, for any day, the reported last sales price regular way per share on such day or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case (i) on the principal (as determined by the Board of Directors) national securities exchange on which the Common Stock is listed or admitted to trading or (ii) if not listed or admitted to trading on any national securities exchange, on the Nasdaq National Market or (iii) if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on the Nasdaq National Market, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.



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         "Common Stock" means the Common Stock, par value $.001 per share, of the Company authorized at the date of this instrument as originally executed. Subject to the provisions of Section 1511, shares issuable on conversion or repurchase of Securities shall include only shares of Common Stock or shares of any class or classes of common stock resulting from any reclassification or reclassifications thereof; provided, however, that if at any time there shall be more than one such resulting class, the shares so issuable on conversion of Securities shall include shares of all such classes, and the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President, a Vice Chairman or a Vice President, and by its Treasurer, an Assistant Treasurer, its Controller, an Assistant Controller, its Secretary or an Assistant Secretary, and delivered to the Trustee.

         "Constituent Person" as the meaning specified in Section 1511.

         "Conversion Agent" means any Person authorized by the Company to convert Securities in accordance with Article Fifteen. The Company has initially appointed the Trustee as Conversion Agent.

         "Conversion Price," when used with respect to any Security, shall have the meaning specified in Section 1501, as adjusted in accordance with Section 1504.

         "Conversion Rate," when used with respect to any Security, shall have the meaning specified in the Board Resolution or supplemental indenture creating such series pursuant to Section 301 hereof and set forth in such Security, as adjusted in accordance with Section 1504.

         "Conversion Securities" means the securities delivered upon conversion of Securities (or any securities successor thereto), together with any securities successor thereto to those so delivered upon any conversion.

         "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Indenture is located at [_________________].

         "corporation" means a corporation, association, joint-stock company or business trust.

         "Covenant Defeasance" has the meaning specified in Section 1303.

         "Defaulted Interest" has the meaning specified in Section 307.

         "Defeasance" has the meaning specified in Section 1302.



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         "Depositary" means, with respect to the Securities of any series issuable or issued in the form of a Book-Entry Security, the Person designated as Depositary by the Company pursuant to Section 301 until a successor Depositary shall have been appointed pursuant to Section 305, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Securities of that series.

         "Event of Default" has the meaning specified in Section 501.

         "Expiration Time" has the meaning specified in Section 1504(h).

         "Government Obligations" has the meaning specified in Section 1304.

         "Holder" means a Person in whose name a Security is registered in the Security Register.

         "Indebtedness" means obligations (other than nonrecourse obligations) of, or guaranteed or assumed by, the Company for borrowed money, including obligations evidenced by bonds, debentures, notes or other similar instruments and reimbursement and cash collateralization of letters of credit, bankers' acceptances, interest rate hedge and currency hedge agreements.

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 301.

         "interest," when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

         "Interest Payment Date," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

         "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "Non-Electing Share" has the meaning specified in Section 1511.

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President, a Vice Chairman or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, or a Subsidiary, as the case may be, and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may be an employee of the Company and who shall be reasonably satisfactory to the Trustee.



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         "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

         "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Securities for whose payment or redemption money or Government Obligations in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided, that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                  (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (a) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 502, (b) the principal amount of a Security denominated in one or more foreign currency or currency units shall be the U.S. dollar equivalent, determined on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the U.S. dollar equivalent on the date of original issuance of such Security of the amount determined as provided in (a) above) of such Security, (c) the principal amount of a Security as to which payment thereon may be determined with reference to an index shall be determined in the manner provided as contemplated by Section 301, and (d) Securities owned by or held for the account of the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned or so held which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officer's Certificate listing and identifying all Securities, if any, known by the Company to be owned by or held for the account of the Company or any other obligor



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upon the Securities, or any Affiliate of the Company or of such obligor and the
Trustee shall be entitled to accept such Officer's Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein and not otherwise excluded from the provisions hereof are Outstanding for the purposes of any such determination.

         "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

         "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Payment," when used with respect to the Securities of any series, means the place or places where the principal of (any premium, if any) and interest on the Securities of that series are payable as specified as contemplated by Section 301.

         "Purchased Shares" has the meaning specified in Section 1504(f).

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Proceeding" has the meaning specified in Section 1602.

         "Record Date Period," when used with respect to any Security, means the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date.

         "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

         "Responsible Officer," when used with respect to the Trustee, means the chairman of the trust committee, any vice president, any assistant vice president, any corporate trust officer or any other officer of the corporate trust department of the Trustee customarily performing functions similar to those performed by any of the above designated officers.

         "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.



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         "Security Register," "Security Registrar" and "Co-Security Registrar"
have the respective meanings specified in Section 305.

         "Senior Debt" means the principal of (and premium, if any) and interest (including all interest accruing subsequent to the commencement of any bankruptcy or similar proceeding, whether or not a claim for post-petition interest is allowable as a claim in any such proceeding) on, and all fees and other amounts payable in connection with, the following, whether direct or indirect, absolute or contingent, secured or unsecured, due or to become due, outstanding on the date of this Indenture or thereafter created, incurred or assumed: (i) indebtedness of the Company for money borrowed or evidenced by credit or loan agreement, bonds, debentures, notes or similar instruments, (ii) all obligations of the Company evidenced by a note or similar instrument or written agreement given in connection with the acquisition of any businesses, properties or assets, including securities, (iii) obligations of the Company as lessee under leases capitalized on the balance sheet of the lessee under generally accepted accounting principles, (iv) obligations of the Company under interest rate and currency swaps, caps, floors, collars, hedge agreements, forward contracts, or similar agreements or arrangements intended to protect the Company against fluctuations in interest or currency exchange rates or commodity prices, (v) all reimbursement obligations of the Company with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of the Company, (vi) indebtedness of others of the kinds described in the preceding clauses (i), (ii), (iii), (iv) and (v) that the Company has assumed, guaranteed or otherwise assured the payment thereof, directly or indirectly, and/or (vii) deferrals, renewals, extensions and refundings of, or bonds, debentures, notes or other evidences of indebtedness issued in exchange for, or amendments, modifications or supplements to, or covenants and other obligations of the Company in connection with, the indebtedness described in the preceding clauses
(i) through (vi) whether or not there is any notice to or consent of the Holders of the Securities; except (a) indebtedness and advances among the Company and its Subsidiaries; and (b) any particular indebtedness, deferral, renewal, extension or refunding, if it is expressly stated in the governing terms or in the assumption thereof that the indebtedness involved is not Senior Debt.

         "Special Record Date" for the payment of any Defaulted Interested means a date fixed by the Trustee pursuant to Section 307.

         "Stated Maturity," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

         "Subsidiary" means a corporation more than 50% of the outstanding Voting Stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For purposes of this definition, "Voting Stock" means stock or other similar interests having general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of the subject Person (irrespective of whether or not at the time stock of any other class or classes or other similar interests shall have or might have voting power by reason of the happening of any contingency).

         "Trading Days" means (i) if the Common Stock is listed or admitted for trading on any national securities exchange, days on which such national securities exchange is open for business, or (ii) if the Common Stock is not listed or admitted for trading on any national securities exchange, days on which trades may be made on the Nasdaq National Market or any similar system of automated dissemination of quotations of securities prices on which the Common Stock is quoted, or (iii) if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on the Nasdaq National Market or similar system, days on which the Common Stock is traded regular way in the over-the-counter market and for which a closing bid and a closing asked price for the Common Stock is available.

         "Trustee" means the Person named as "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such with respect to one or more series of Securities pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

SECTION 102. Compliance Certificates and Opinions.

         Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103. Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or given an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104. Acts of Holders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officers authorized by law to take acknowledgements of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         (c) The ownership of Securities shall be proved by the Security
Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION 105. Notices, Etc., to Trustee and Company.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

                  (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to the attention of its Corporate Secretary at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106. Notice of Holders; Waiver.

         Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107. Conflict With Trust Indenture Act.

         If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 108. Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109. Successors and Assigns.

         All covenants and agreements in this Indenture by the Company shall bind its successor and assigns, whether so expressed or not.

SECTION 110. Separability Clause.

         In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111. Benefits of Indenture.

         Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112. Governing Law.

         This Indenture shall be governed by and construed in accordance with the laws of the State of New York and, unless the laws of another jurisdiction are specified pursuant to Section 301, the Securities shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 113. Legal Holidays.

         In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the State Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

                                  ARTICLE TWO
                                 SECURITY FORMS

SECTION 201. Forms Generally.

         The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

         The Trustee's certificates of authentication shall be in substantially the form set forth in this Article.

         The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 202. Form of Face of Security.

         [If the Security is an Original Issue Discount Security, insert--FOR PURPOSES OF SECTION 1273 OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED, THE ISSUE PRICE OF THIS SECURITY IS __% OF ITS PRINCIPAL AMOUNT AND THE ISSUE DATE IS _________, 20__.]

         CONVERSION OF THIS NOTE IS SUBJECT TO CERTIFICATION AND OTHER REQUIREMENTS, AND ANY NOTES ISSUED ON SUCH CONVERSION WILL BE SUBJECT TO THE TRANSFER RESTRICTIONS REFERRED TO ABOVE.


                              INFOCURE CORPORATION


                      _____% CONVERTIBLE SUBORDINATED NOTE
                                  DUE _________




No.                                                                  $
   --------------                                                     ----------

         INFOCURE CORPORATION, a Delaware corporation (hereinafter called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to ______________________, or registered assigns, the principal sum of
______________________ Dollars on [If the Security is to bear interest prior to Maturity, insert--, and to pay interest thereon from ________________, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on ____________________ and __________________ in each year, commencing ____________________, at the rate of ___% per annum, [If applicable, insert method of calculation of floating rate,] until the principal hereof is paid or made available for payment [If applicable, insert--, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of ___% per annum on any overdue principal and premium and on any overdue installment of interest]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the ______________ or ____________________ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than ten (10) days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

         [If the Security is not to bear interest prior to Maturity, insert-- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Security shall bear interest at the rate of ___% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not paid on demand shall bear interest at the rate of ___% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

         Payment of the principal of (and premium, if any) and [if applicable, insert--any such] interest on this Security will be made at the offices or agencies of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, [describe relevant currency] provided, however, that payment of principal of (and premium, if any) will be made only on presentment and surrender hereof [if applicable, insert--; [provided, however, that at the option of the Company payment of interest may be made by check drawn upon any Paying Agent and mailed on or prior to an Interest Payment Date to the address of the Person entitled thereto as such address shall appear in the Security Register.]]

         [Insert a brief description of the right, if any, of Holders to elect repayment]

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an authenticating agent, by the manual signature of an authorized signer, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this Security to be duly executed under its corporate seal.

                                       INFOCURE CORPORATION

                                       By:
                                          --------------------------------------

[Seal]

Attest:

By:
   -------------------------------


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

  This is one of the Securities referred to in the within-mentioned Indenture.


Dated:
                                       -----------------------------------------
                                       as Trustee

                                       By:
                                          --------------------------------------
                                          Authorized Signatory

SECTION 203. Form of Reverse of Security.

         This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of _____, 2000 (herein called the "Indenture") between the Company and _____________, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Debt and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [, limited in aggregate principal amount to $_____].

         Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at his option, at any time on or after the last original issue date of the Securities and prior to the close of business on _______ __, ____, or in case this Security is called for redemption or the Holder hereof has exercised its right to require the Company to repurchase this Security, then in respect of this Security until and including, but (unless the Company defaults in making the payment due upon redemption or repurchase, as the case may be) not after, the close of business on the Redemption Date or the Repurchase Date, as the case may be, to convert this Security into newly issued fully paid and nonassessable shares of Common Stock of the Company at an initial Conversion Rate equal to _________ shares of Common Stock per $1,000 principal amount of Securities (or at the current adjusted Conversion Rate if an adjustment has been made as provided in the Indenture) by surrender of this Security, and also a duly executed conversion notice, substantially in the form provided in Annex A of the Indenture (including the tax certification contained in such notice), to the Company, subject to any laws or regulations applicable thereto and subject to the right of the Company to terminate the appointment of the Conversion Agent (as defined below), at the Corporate Trust Office of the Trustee in The City of New York or at such other offices or agencies outside the United States that the Company may designate (each a "Conversion Agent"). Any Security surrendered for conversion during a Record Date Period (except Securities called for redemption on a Redemption Date or to be repurchased on a Repurchase Date during, in each case, such period) must be accompanied by payment of an amount equal to the interest payable on the Interest Payment Date relating to such Record Date Period on the principal amount of such Security being surrendered for conversion, and the interest payable in respect of such Security on such Interest Payment Date shall be paid to the Holder of such Security as of the Regular Record Date relating to such Record Date Period. The interest payable on such Interest Payment Date with respect to any Security which has been called for redemption on a Redemption Date, or is repurchaseable on a Repurchase Date, occurring, in either case, during a Record Date Period, which Security is surrendered for conversion during such Record Date Period, shall be paid to the Holder of such Security being converted in an amount equal to the interest that would have been payable on such Security if such Security had been converted as of the close of business on such Interest Payment Date. Interest payable in respect of any Security surrendered for conversion on or after an Interest Payment Date shall be paid to the Holder of such Security as of the next preceding Regular Record Date, notwithstanding the exercise of the right of conversion.

         The Company shall thereafter deliver to the Holder the fixed number of shares of Common Stock (together with any cash adjustment, as provided in the Indenture) into which this Security is convertible and such delivery will be deemed to satisfy the Company's obligation to pay the principal amount of this Security. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest (calculated to the nearest 1/100th of a share) the Company shall pay a cash adjustment as provided in the Indenture, or alternatively the Company shall round up the conversion transaction to the next higher whole share. In addition, the Indenture provides that in case of certain consolidations or mergers to which the Company is a party or the sale or transfer of all or substantially all of the assets of the Company, the Indenture shall be amended, without the consent of any Holders of Securities, so that this Security, if then Outstanding, will be convertible thereafter, during the period this Security shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock of the Company into which this Security might have been converted immediately prior to such consolidation, merger, sale or transfer (assuming such holder of Common Stock failed to exercise any rights of election and received per share the kind and amount received per share by a plurality of Non-Electing Shares). Adjustments in the Conversion Rate of less than one percent of such price will not be required, but any adjustment that would otherwise be required to be made will be carried forward and taken into account in the computation of any subsequent adjustment.

         Notwithstanding any provision hereof, no securities will be delivered on conversion of this Security or any portion hereof unless the certification and other requirements described in the Indenture are satisfied.

         [If applicable, insert--The Securities of this series are subject to redemption upon not less than thirty (30) days notice by mail, [if applicable, insert--(1) on ___________ in any year commencing with the year __________ and ending with the year ______________ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and
(2)] at any time [on or after _________, ______________], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [on or before _________, ____% and if redeemed] during the 12-month period beginning ______________ of the years indicated,

                                   Redemption
        Year                         Price
        ----                       ----------
                                     %

and thereafter at a Redemption Price equal to ___% of the principal amount, together in the case of any such redemption [If applicable, insert--(whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

         [If applicable, insert--The Securities of this series are subject to redemption upon not less than thirty (30) days notice by mail, (1) on ___________ in any year commencing with the year _________ and ending with the year __________through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [on or after _____________], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning _________ of the years indicated,

                                         Redemption Price                       Redemption Price For
                                         For Redemption                         Redemption Otherwise
                                         Through Operation                      Than Through Operation
                 Year                    Of the Sinking Fund                    of the Sinking Fund
                 ----                    -------------------                    -------------------

and thereafter at a Redemption Price equal to ___% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

         [If applicable insert--Notwithstanding the foregoing, the Company may not, prior to _________, redeem any Securities of this series as contemplated by [Clause (2) of] the preceding paragraph as a part of, on in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than ___% per annum.]

         [If applicable insert--The sinking fund for this series provides for the redemption on _________ in each year beginning with the year ____________ and ending with the year _________ of [not less than] $___________ [("mandatory sinking fund") and not more than $__________] aggregate principal amount of Securities of this series. [Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made.]

         In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

         [If applicable, insert provisions with respect to redemption or repayment at the option of the Holder and the issuance of Securities in lieu of Securities redeemed or repaid at the option of the Holder.]

         In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of the Indenture or of this Security) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

         The indebtedness evidenced by this Security is unsecured and, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Debt of the Company, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each holder of this Security, by accepting the same, (i) agrees to and shall be bound by such provisions and (ii) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided.

         [If the Security is not an Original Issue Discount Security,--If an Event of Default (as defined in the Indenture) with respect to the Company shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

         [If the Security is an Original Issue Discount Security,--If an Event of Default (as defined in the Indenture) with respect to the Company shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to--insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of the Series shall terminate.]

         [If applicable insert--The Indenture contains provisions for defeasance at any time of [the entire indebtedness of this Security] [or] [certain restrictive covenants and the related Events of Default with respect to this Security] [,in each case] upon compliance by the Company with certain conditions set forth therein.]

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Securities of this series are issuable only in registered form without coupons in denominations of $________ and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Indenture provides that a Subsidiary may assume the obligations of the Company under the Indenture and the Securities, subject to the satisfaction of certain conditions, including the Company's guaranteeing of the Subsidiary's obligations under this Security and the Indenture.

         Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security shall be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         THE INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, THE UNITED STATES OF AMERICA WITHOUT REGARD TO PRINCIPLES REGARDING CONFLICTS OF LAWS.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         [If applicable, insert form of opinion to elect repayment]

SECTION 204. Form of Trustee's Certificate of Authentication.

         This is one of the Securities of the series designated therein referred to the in the within-mentioned Indenture.

                                  [____________________], as Trustee

                                  By:
                                     -------------------------------------------
                                            Authorized Signature

SECTION 205. Issuance of Book-Entry Securities.

         Any Book-Entry Security authenticated and issued hereunder shall, in addition to the provisions contained in Section 202 and 203, bear a legend in substantially the following form, subject to modification by the Depositary:

                  "THIS SECURITY IS A BOOK-ENTRY SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY."

         Any Book-Entry Security issued hereunder may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and may also provide that the aggregate may from time to time be reduced to reflect exchanges or increased to reflect the issuance of additional uncertificated Securities of such series. Any endorsement of a Book-Entry Security to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee and in such manner as shall be specified in such Security or the Company Order to be delivered to the Trustee pursuant to Section 303. Any instructions by the Company with respect to a Book-Entry Security, after its initial issuance, shall be in writing but need not comply with Section 102.

         Each Depositary designated pursuant to Section 301 for a Book-Entry Security must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934 and any other applicable statute or regulation.

         Book-Entry Securities may be issued only in registered form and in either temporary or permanent form.

                                 ARTICLE THREE
                                 THE SECURITIES

SECTION 301. Amount Unlimited; Issuable in Series.

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

         The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

                  (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

                  (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or
         1107);

                  (3) the date or dates on which the principal of the Securities of the series is payable;

                  (4) the rate or rates at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Interest Payment Date;

                  (5) if the amount or payments of principal of and any premium or interest on the Securities of the series may be determined with reference to an index, the manner in which such amount shall be determined;

                  (6) the place or places, if any, where the principal of (and premium, if any) and interest on Securities of the series shall be payable;

                  (7) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

                  (8) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                  (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

                  (10) the currency, currencies or currency units in which payment of the principal of and any premium and interest on the Securities of the series shall be payable if other than the currency of the United States of America and the manner of determining the equivalent thereof in the currency of the United States of America for purposes of the definition of "Outstanding" in Section 101;

                  (11) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

                  (12) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or a Holder thereof, in one or more currencies or currency units other than that or those in which the Securities are stated to be payable, the currency, currencies or currency units in which payment of the principal of and any premium and interest on Securities of such series as to which such election is made shall be payable, and the periods within which and the terms and conditions upon which such election is to be made;

                  (13) if other than the law of the State of New York, the law which will govern the terms of the Securities;

                  (14) the form of the Securities, and the extent, if any, to which any of the Securities will be issuable in Book-Entry form and, in such case, the Depositary for such Book-Entry Security or Securities, and the terms and conditions, if any, upon which such Book-Entry Security may be exchanged in whole or in part for definitive Securities, if other than as set forth in Section 305;

                  (15) any modifications to Article Sixteen;

                  (16) any deletions from, modifications of or additions to the Events of Default or covenants of the Company with respect to the Securities of the series, whether or not such Event of Default or covenants are consistent with the Events of Default or covenants set forth herein; and

                  (17) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

         All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any such indenture supplemental hereto.

         At the option of the Company, interest on the Securities of any series that bears interest may be paid by mailing a check to the address of the person entitled thereto as such address shall appear in the Securities Register.

         If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

SECTION 302. Denominations.

         The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by
Section 301. In the absence of any such
provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

SECTION 303. Execution, Authentication, Delivery and Dating.

         The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents, or its Treasurer, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such officers prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order and subject to the provisions hereof shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating:

                  (a) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;

                  (b) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture; and

                  (c) that all conditions precedent to the authentication and delivery of such Securities have been complied with and that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors rights and to general equity principles.

         If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

         Each Security shall be dated the date of its authentication.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

         If the Company shall establish pursuant to Section 301 that the Securities of a series are to be issued in whole or in part in the form of one or more Book-Entry Securities, then the Company shall execute and the Trustee shall, in accordance with this Section and a Company Order for the authentication and delivery of such Book-Entry Securities with respect to such series, authenticate and deliver one or more Book-Entry Securities in permanent or temporary form that (i) shall represent and shall be denominated in an aggregate amount equal to the aggregate principal amount of the Outstanding Securities of such series to be represented by one or more Book-Entry Securities, (ii) shall be registered in the name of the Depositary for such Book-Entry Security or Securities or the nominee of such Depositary and (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions.

SECTION 304. Temporary Securities.

         Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

         If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

SECTION 305. Registration, Registration of Transfer and Exchange.

         The Company shall cause to be kept at the office of the Security Registrar designated pursuant to this Section 305 or Section 1002 a register (being the combined register of the Security Registrar and Co-Security Registrars and herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and for transfers of Securities. The Trustee is hereby initially appointed Security Registrar for the purpose of registering Securities and transfers of Securities as herein provided.

         Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount.

         At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         All Securities issued upon registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Security Registrar or any Co-Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Security Registrar or such Co-Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

         Neither the Company, the Security Registrar nor any Co-Security Registrar shall be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business fifteen (15) days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part or
(iii) to issue, register the transfer of or exchange any Security which has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not to be so repaid.

         If at any time the Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for the Securities of such series shall no longer be eligible under Section 205, the Company shall appoint a successor Depositary with respect to the Securities of such series. If a successor Depositary for the Securities of such series is not appointed by the Company within ninety (90) days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to Section 301(14) shall no longer be effective with respect to the Securities of such series and the Company will execute, and the Trustee, upon receipt of a

Company order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver Securities of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of the Book-Entry Security or Securities representing such series in exchange for such Book-Entry Security or Securities.

         The Company may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more Book-Entry Securities shall no longer be represented by such Book-Entry Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver Securities of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of the Book-Entry Security or Securities representing such series in exchange for such Book-Entry Security or Securities.

         If specified by the Company pursuant to Section 301 with respect to a series of Securities, or if an Event of Default, or an event which with notice, lapse of time or both would be an Event of Default with respect to the Securities of such series has occurred and is continuing, a Person owning a beneficial interest in a Book-Entry Security or Securities of such series may instruct the Depositary for such series of Securities to surrender such Book-Entry Security for such series of Securities in exchange in whole or in part for Securities of such series of like tenor in definitive registered form. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge:

                  (a) to the Person specified by such Depositary a new Security or Securities of the same series, of like tenor, of any authorized denomination as requested by such Person, in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Book-Entry Security; and

                  (b) to such Depositary a new Book-Entry Security of like tenor in an authorized denomination equal to the difference, if any, between the principal amount of the surrendered Book-Entry Security and the aggregate principal amount of Securities delivered pursuant to clause
         (a) above.

         Upon the exchange of a Book-Entry Security for Securities in definitive form, such Book-Entry Security shall be cancelled by the Trustee. Securities issued in exchange for a Book-Entry Security pursuant to this Section shall be registered in such names and in such authorized denominations, and delivered to such addresses, as the Depositary for such Book-Entry Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee in writing. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered or to the Depositary.

         Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for Securities in definitive form, a Book-Entry Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

SECTION 306. Mutilated, Destroyed, Lost and Stolen Securities.

         If any mutilated Security is surrendered to the Trustee and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them and any agent of either of them harmless then the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307. Payment of Interest; Interest Rights Preserved.

         Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

         Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose name the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall not be more than fifteen (15) days and not less than ten (10) days prior to the date of the proposed payment and not less than ten
         (10) days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date thereof to be mailed, first-class postage prepaid, to each Holder of the Securities of such series at his address as it appears in the Security Register, not less than ten (10) days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective predecessor securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                  (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in any exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         Any Security surrendered for conversion during a Record Date Period (except Securities called for redemption on a Redemption Date or to be repurchased on a Repurchase Date during, in each case, such period) must be accompanied by payment of an amount equal to the interest payable on the Interest Payment Date relating to such Record Date Period on the principal amount of such Securities being surrendered for conversion, and the interest payable in respect of such Security on such Interest Payment Date shall be paid to the Holder of such Security as of the Regular Record Date relating to such Record Date Period. The interest payable on such Interest Payment Date with respect to any Security which has been called for redemption on a Redemption Date, or is repurchaseable on a Repurchase Date, occurring, in either case, during such Record Date

Period, which Security is surrendered for conversion during such Record Date Period, shall be paid to the Holder of such Security being converted in an amount equal to the interest that would have been payable on such Security if such Security had been converted as of the close of business on such Interest Payment Date. Interest payable in respect of any Security surrendered for conversion on or after an Interest Payment Date shall be paid to the Holder of such Security as of the next preceding Regular Record Date, notwithstanding the exercise of the right of conversion.

SECTION 308. Persons Deemed Owners.

         Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Security and for all other purposes, whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 309. Cancellation.

         All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order.

SECTION 310. Computation of Interest.

         Except as otherwise contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a year of twelve 30-day months.

SECTION 311. Regarding Beneficial Ownership Interests in Book-Entry Securities.

         Neither the Company, the Trustee, any Authenticating Agent, any Paying Agent nor the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Book-Entry Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

                                  ARTICLE FOUR
                           SATISFACTION AND DISCHARGE

SECTION 401. Satisfaction and Discharge of Indenture.

         This Indenture shall upon Company Request cease to be of further effect (except as to (i) remaining rights of conversion and registration of transfer, substitution and exchange of

Securities, (ii) rights hereunder of Holders to receive payments of principal of (and premium, if any) and interest on the Securities, and other rights, duties and obligations of the Holders as beneficiaries hereof with respect to the amounts, if any, so deposited with the Trustee, and (iii) the rights, obligations and immunities of the Trustee hereunder), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (1) either

                           (A) all Securities theretofore authenticated and
                  delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                           (B) all such Securities not theretofore delivered to
                  the Trustee for cancellation (i) have become due and payable, or (ii) will become due and payable at their Stated Maturity within one year, or (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company; and the Company, in the case of (i), (ii), or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

In the event there are Securities of two or more series hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested to do so with respect to Securities of all series as to which it is Trustee and if the other conditions thereto are met. In the event there are two or more Trustees hereunder, then the effectiveness of any such instrument shall be conditioned upon receipt of such instruments from all Trustees hereunder.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

SECTION 402. Application of Trust Money.

         Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

                                  ARTICLE FIVE
                                    REMEDIES

SECTION 501. Events of Default.

         "Event of Default," wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article 13 or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of thirty (30) days; or

                  (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

                  (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

                  (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of ninety (90) days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least twenty-five percent (25%) in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (5) Any Indebtedness of the Company in an outstanding principal amount in excess of $20,000,000, whether such Indebtedness now exists or shall hereafter be created, is not paid at final maturity or the payment thereof is accelerated and such default in payment or acceleration has not been cured or rescinded or annulled within a period of thirty (30) days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least twenty-five percent (25%) in principal amount of the Outstanding Securities of that series a written notice specifying such default and requiring the Company to cause such Indebtedness to be discharged or cause such acceleration to be rescinded or annulled;

                  (6) the entry of a decree or order for relief in respect of the Company by a court having jurisdiction in the premises in an involuntary case under the Federal or state bankruptcy laws, as now or hereafter constituted, and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days; or

                  (7) the commencement by the Company of a voluntary case under the Federal or state bankruptcy laws, as now or hereafter constituted, or the consent by the Company to the entry of a decree or order for relief in an involuntary case under any such law; or

                  (8) any other Event of Default provided with respect to Securities of such series specified as contemplated by Section 301.

SECTION 502. Acceleration of Maturity; Rescission and Annulment.

         If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than twenty-five percent (25%) in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon such declaration such principal amount (or specified amount) shall become immediately due and payable. Notwithstanding the foregoing, if an Event of Default specified in Clauses (6) or (7) of Section 501 with respect to Securities of any series at the time outstanding occurs and is continuing, then in each case the principal amount (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all of the Securities of that series shall automatically become due and payable immediately without any declaration or other Act on the part of the Trustee or any Holder.

         At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                           (A) all overdue interest on all Securities of that
                  series,

                           (B) the principal of (and premium, if any, on) any
                  Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,

                           (C) to the extent that payment of such interest is
                  lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                           (D) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                  (2) all Events of Default with respect to Securities of that series have been cured or waived as provided in Section 513.

No such recision shall affect any subsequent default or impair any right consequent thereon.

SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

         The Company covenants that if

                  (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of thirty (30) days, or

                  (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

         If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504. Trustee May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized

                  (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                  (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of the Holder in any such proceeding.

SECTION 505. Trustee May Enforce Claims Without Possession of Securities.

         All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506. Application of Money Collected.

         Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereof of the payment if only partially paid and upon surrender thereof if fully paid:

         First: To the payment of all amounts due the Trustee under Section 607; and

         Second: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively.

SECTION 507. Limitation on Suits.

         No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

                  (2) the Holders of not less than twenty-five percent (25%) in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such sixty (60) day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holder or Holders of any other series, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

         Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption
Date), and to convert such Security in accordance with Article Fifteen, and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 509. Restoration of Rights and Remedies.

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee, and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510. Rights and Remedies.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of
Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511. Delay or Omission Not Waiver.

         No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of such Event of Default or any acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512. Control by Holders.

         The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, with respect to the Securities of such series, provided that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture,

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction,

                  (3) such direction is not unduly prejudicial to the rights of other Holders, and

                  (4) such direction would not involve the Trustee in personal liability.

SECTION 513. Waiver of Past Defaults.

         The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default:

                  (1) in the payment of the principal of (or premium, if any) or interest on any Security of such series, or

                  (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such wavier shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514. Undertaking for Costs.

         All parties to this Indenture agree, and each Holder of any Security of his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustees, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than ten percent (10%) in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the State Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

SECTION 515. Waiver of Stay or Extension Laws.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the exercise of any power herein granted to the Trustee, but will suffer and permit the exercise of every such power as though no such law had been enacted.

                                   ARTICLE SIX
                                   THE TRUSTEE

SECTION 601. Certain Duties and Responsibilities.

         (a) Except during the continuance of an Event of Default with respect to Securities of any series,

                  (1) the Trustee undertakes to perform, with respect to Securities of such series, such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may, with respect to Securities of such series, conclusively rely, as to the truth of the statements and correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

         (b) In case an Event of Default with respect to Securities of any series has occurred and is continuing, the Trustee shall exercise, with respect to Securities of such series, such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                  (1) this Subsection (c) shall not be construed to limit the effect of Subsection (a) of this Section;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of the majority in principal amount of the Outstanding Securities of any series, determined as a provided in
         Section 512, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

                  (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602. Notice of Defaults.

         Within ninety (90) days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series; and provided, further, that in the case of any default of the character specified in Section 501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least thirty (30) days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

SECTION 603. Certain Rights of Trustee.

         Subject to the provisions of Section 601:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate or Opinion of Counsel;

                  (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

SECTION 604. Not Responsible for Recitals or Issuance of Securities.

         The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity of sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 605. May Hold Securities.

         The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Section 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 606. Money Held in Trust.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 607. Compensation and Reimbursement.

         The Company agrees

                  (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of any express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except for funds held in trust for the benefit of the Holders of Securities.

SECTION 608. Disqualification; Conflicting Interests.

         If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 609. Corporate Trustee Required; Eligibility.

         There shall at all times be a Trustee hereunder which shall be a corporation which satisfies the requirements of Section 310(a) of the Trust Indenture Act and which has a combined capital and surplus of not less than $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of a supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610. Resignation and Removal; Appointment of Successor.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

         (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within thirty (30) days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series.

         (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

         (d) If at any time

                  (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal, or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 611. Acceptance of Appointment by Successor.

         (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section 607.

         (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer, and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any act or failure to act on the part of any other Trustee hereunder; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall with respect to the Securities of that or those series to which the appointment of such successor Trustee related have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture, and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee, to the extent contemplated by such supplemental indenture, the property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

         (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

         (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612. Merger, Conversion, Consolidation or Succession to Business.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613. Preferential Collection of Claims Against Company.

         If the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company or of any other obligor on the Securities, the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company or any such other obligor on the Securities.

SECTION 614. Appointment of Authenticating Agent.

         At any time when any of the Securities remain Outstanding, the Company may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Trustee and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Company may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Trustee. Upon receiving such notice of resignation or upon such termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Company may appoint a successor Authenticating Agent which shall be acceptable to the Trustee and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

         The provisions of Section 308, 604 and 605 shall be applicable to each Authenticating Agent.

         Pursuant to each appointment made under this Section, the Securities of each series covered by such appointment may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

         This is one of the Securities of the series designed therein referred to in the within mentioned Indenture.

                                       ----------------------,
                                       As Trustee


                                       By:
                                          --------------------------------
                                          As Authenticating Agent



                                       By:
                                          --------------------------------
                                          Authorized Officer

                                 ARTICLE SEVEN
               LISTS OF HOLDERS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701. Company to Furnish Trustee Names and Addresses of Holders.

         The Company will furnish or cause to be furnished to the Trustee

         (a) semi-annually, not more than fifteen (15) days after each Regular Record Date, in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

         (b) at such times as the Trustee may request in writing, within thirty
(30) days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than fifteen (15) days prior to the time such list is furnished.

SECTION 702. Preservation of Information; Communications to Holders.

         (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

         (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

         (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders made pursuant to the Trust Indenture Act.

SECTION 703. Reports by Trustee.

         (a) The Trustee shall transmit by mail to all Holders all such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto including, without limitation, reports that comply with Section 313(a) of the Trust Indenture Act.

         (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

SECTION 704. Reports by Company.

         The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within fifteen (15) days after the same is so required to be filed with the Commission.

                                 ARTICLE EIGHT
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801. Company May Consolidate, Etc., Only on Certain Terms.

         The Company shall not consolidate with or merge into any other corporation or sell, convey, exchange, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

                  (1) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

                  (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or a Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 802. Successor Corporation Substituted.

         Upon any consolidation by the Company with or merger by the Company into any other corporation or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the effect as if such successor corporation had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities.

SECTION 803. Assumption by Subsidiary of Company's Obligations.

         A Subsidiary may assume the obligations of the Company for the due and punctual payment of the principal of (and premium, if any) and interest on the Securities and the performance of the Company's other obligations under this Indenture and the Securities (except its obligations under Section 1004, which, as contemplated by Subsection (2) below, shall continue to bind the Company), to be performed or observed, provided that:

                  (1) such Subsidiary shall expressly assume such obligations by an indenture supplemental hereto, executed and delivered to the Trustee;

                  (2) the Company shall guarantee the obligations of such Subsidiary under the Securities and this Indenture, which guarantee shall also include an undertaking by the Company to continue to comply with the covenants set forth in Section 1004;

                  (3) in addition to assuming obligations under the Securities and this Indenture, such Subsidiary shall agree to indemnify the Holder of each Security against (a) any tax, assessment or governmental charge imposed as a result of or relating to the act of such assumption and
         (b) costs or expenses incurred directly in connection with the act of assumption;

                  (4) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

                  (5) the Company shall deliver to the Trustee an Officers' Certificate and an Opinion of Counsel, to the effect that (a) such assumption, (b) such guarantee and (c) such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such assumption have been complied with and such supplemental indenture and guarantee by the Company have been duly authorized and delivered by the Company, and each constitutes a valid and legally binding instrument of the Company, enforceable in accordance with its terms subject to bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the enforcement of creditors' rights generally, and subject, as to enforcement, to general principles of equity, and any other customary exceptions which such counsel states do not materially prejudice the rights of the Holders under this Indenture and the Securities; and

                  (6) such Subsidiary shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel to the effect that (a) such Subsidiary has obtained all governmental and regulatory approvals and consents necessary for its assumption of liability as principal debtor in respect of the Securities in place of the Company; (b) such approvals and consents are at the time of assumption in full force and effect; and (c) such supplemental indenture has been duly authorized and delivered by such Subsidiary, constitutes a valid and legally binding instrument of such Subsidiary, enforceable in accordance with its terms subject to bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the enforcement of creditors' rights generally and subject, as to enforcement, to general principles of equity, and any other customary exceptions which such counsel states do not materially prejudice the rights of the Holders under this Indenture and the Securities.

         Upon compliance with, and subject to, the requirements set forth above in this Section 803, such Subsidiary shall succeed to and be substituted for the Company, with the same effect as if it had been named as the Company herein and in the Securities in place of the Company; and the Company shall thereupon be relieved of any further obligation or liability hereunder or upon the Securities (except as provided in Subsection (2) above and in its guarantee as aforesaid). Such Subsidiary may cause to be signed, and may issue in its own name, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such Subsidiary, instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered as provided herein, with the guarantee of the Company endorsed thereon, and any Securities which such Subsidiary thereafter shall cause to be signed and delivered, with the guarantee of the Company endorsed thereon, to the Trustee for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date thereof. In the event a Subsidiary shall assume the obligations of the Company in accordance with this Section 803, such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

                                  ARTICLE NINE
                             SUPPLEMENTAL INDENTURES

SECTION 901. Supplemental Indentures Without Consent of Holders.

         Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities or to evidence the assumption by a Subsidiary of the Company's obligations in accordance with Section 803; or

                  (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

                  (3) to add any additional Events of Default; or

                  (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons; or

                  (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (i) shall neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Security with respect to such provision or (ii) shall become effective only when there is no such Security Outstanding; or

                  (6) to secure the Securities; or

                  (7) to make provision with respect to the conversion rights of Holders pursuant to Section 1511; or

                  (8) to establish the form or terms of Securities of any series as permitted by Section 201 and 301; or

                  (9) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); and

                  (10) to cure any ambiguity, to correct or supplement any provision contained herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture, or to make any other provisions with respect to matters or questions arising under this Indenture or under any supplemental indenture, provided such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

SECTION 902. Supplemental Indentures With Consent of Holders.

         With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                  (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

                  (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                  (3) modify the conversion privilege with respect to any Security, except as may be permitted by Section 1511, in a manner adverse to the Holder thereof, or

                  (4) modify the provisions of this Indenture with respect to the subordination of any Security in a manner adverse to the Holder thereof, or

                  (5) modify any of the provisions of this Section, Section 513 or Section 1007, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in Section 1007 or the deletion of this provision, in accordance with the requirements of Section 611(b) and 901(8).

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903. Execution of Supplemental Indentures.

         In executing, or accepting the additional trusts created by, or any supplemental indenture permitted by this Article or the modification thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental Indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904. Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905. Conformity With Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 906. Reference in Securities to Supplemental Indentures.

         Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                  ARTICLE TEN
                                    COVENANTS

SECTION 1001. Payment of Principal, Premium and Interest.

         The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

SECTION 1002. Maintenance of Office or Agency.

         The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange, where conversion notices, certificates and other items required to be delivered to effect conversion may be delivered and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, conversions, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, conversions, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes, including conversion, and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designations or rescission and of any change in the location of any such other office or agency. The Company hereby designates as a Place of Payment for each series of Securities, the Borough of Manhattan, The City of New York, and appoints ____________, at its principal office, as Paying Agent for the payment of the principal of (premium, if any) or interest on each series of Securities and as Conversion Agent for the conversion of any Securities of any series.

SECTION 1003. Money for Securities Payments to be Held in Trust.

         If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its actions or failure so to act.

         The Company will cause each Paying agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest on the Securities of that series; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by the Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for three years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease, provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than thirty (30) days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 1004. Corporate Existence.

         Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries considered as a whole and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 1005. Statement as to Compliance.

         The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement, which need not comply with Section 102, signed by the Chairman of the Board, the President, a Vice Chairman or a Vice President and by the Treasurer, an Assistant Treasurer, the Comptroller or an Assistant Comptroller of the Company, stating, as to each signer thereof, that

                  (1) a review of the activities of the Company during such year and of performance under this Indenture has been made under his supervision, and

                  (2) to the best of his knowledge, based on such review, (a) the Company has fulfilled all its obligations under this Indenture through such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof, and (b) no event has occurred and is continuing which is, or after notice or lapse of time or both would become, an Event of Default, or, if such an event has occurred and is continuing, specifying each such event known to him and the nature and status thereof.

SECTION 1006. Waiver of Certain Covenants.

         The Company may omit in any particular instance to comply with any term, provision or condition set forth in Section 1004 with respect to the Securities of any series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                 ARTICLE ELEVEN
                            REDEMPTION OF SECURITIES

SECTION 1101. Applicability of Article.

         Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article or Article Twelve.

SECTION 1102. Election to Redeem; Notice to Trustee.

         The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of no less than all the Securities of any series, the Company shall, at least sixty (60) days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities at the election of the Company prior to the expiration of any restriction on redemptions provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

SECTION 1103. Selection by Trustee of Securities to be Redeemed.

         If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than sixty (60) days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

         If any Security of any series selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities of any series that have been converted during a selection of such Securities to be redeemed may be treated by the Trustee as Outstanding for the purpose of such selection.

         The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1104. Notice of Redemption.

         Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than thirty (30) nor more than sixty (60) days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

         All notices of redemption shall state:

                  (1) the Redemption Date,

                  (2) the Redemption Price and the amount of any accrued interest, if any, to the Redemption Date,

                  (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

                  (4) that on the Redemption Date, the Redemption Price and accrued interest, if any, will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

                  (5) the Conversion Rate relating to the Securities being redeemed, the date on which the right to convert such Securities will terminate and the places where the Securities may be surrendered for conversion, and

                  (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price and any accrued interest to the Redemption Date, and

                  (7) that the redemption is for a sinking fund, if such is the case.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company. Such notice, when given, shall be irrevocable.

SECTION 1105. Deposit of Redemption Price.

         Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest, if any, on, all the Securities which are to be redeemed on that date other than any Securities called for redemption on that date which have been converted prior to the date of such deposit.

SECTION 1106. Securities Payable on Redemption Date.

         Notice of redemption having been given as aforesaid, the Securities to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

         If any Security called for redemption shall not be so paid upon surrender therefor for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security and such Security shall remain convertible until the principal of such Security (or portion thereof, as the case may be) shall have been paid or duly provided for.

SECTION 1107. Securities Redeemed in Part.

         Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of any authorized denomination as required by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                 ARTICLE TWELVE
                                  SINKING FUNDS

SECTION 1201. Applicability of Article.

         The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

         The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

SECTION 1202. Satisfaction of Sinking Fund Payments With Securities.

         The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed earlier at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities or through the application of permitted option sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided, that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 1203. Redemption of Securities for Sinking Fund.

         Not less than sixty (60) days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202 and will also deliver to the Trustee any Securities to be so delivered. Not less than thirty
(30) days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in
Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

                                ARTICLE THIRTEEN
                       DEFEASANCE AND COVENANT DEFEASANCE

SECTION 1301. Applicability of Article; Company's Option to Effect Defeasance or
                    Covenant Defeasance.

         If pursuant to Section 301 provision is made for either or both of (a) defeasance of the Securities of a series under Section 1302 or (b) covenant defeasance of the Securities of a series under Section 1303, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article Thirteen, shall be applicable to the Securities of such series, and the Company may at its option by Board Resolution, at any time, with respect to the Securities of such series, elect to have either Section 1302 (if applicable) or Section 1303 (if applicable) be applied to the Outstanding Securities of such series upon compliance with the conditions set forth below in this Article Thirteen.

SECTION 1302. Defeasance and Discharge.

         Upon the Company's exercise of the above option applicable to this Section with respect to the Outstanding Securities of a particular series, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities of such series on and after the date the conditions precedent set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute power instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Securities of such series to receive, solely from the trust fund described in
Section 1304 as more fully set forth in such Section, payments of the principal when due, (B) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 607, 1002, 1003 and 1306 and such obligations as shall be ancillary thereto, (C) the rights, powers, trusts, duties, immunities, indemnities and other provisions in respect of the Trustee hereunder and (D) this Article Thirteen. Subject to compliance with this Article 1302 notwithstanding the prior exercise of its option under Section 1303 with respect to the Securities of such series.

SECTION 1303. Covenant Defeasance.

         Upon the Company's exercise of the above option applicable to this Section with respect to the Outstanding Securities of a particular series, the Company shall be released from its obligations under Sections 801, 1005 and 1006 (and any other covenant applicable to such Securities that is determined pursuant to Section 301 to be subject to covenant defeasance under this Section) and the occurrence of an event specified in Clause (4) of the Section 501 with respect to any of Sections 801, 1005 or 1006 (and any other Event of Default applicable to such Securities that is determined pursuant to Section 301 to be subject to covenant defeasance under this Section) shall not be deemed to be an Event of Default with respect to the Outstanding Securities of such series on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities of such series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or Clause whether directly or indirectly by reason of any reference elsewhere herein to any such Section or Clause to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

SECTION 1304. Conditions to Defeasance or Covenant Defeasance.

         The following shall be the conditions precedent to application of either Section 1302 or Section 1303 to the Outstanding Securities of a particular series:

                  (1) The Company shall irrevocably have deposited or cause to be deposited with the Trustee (or any trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this Article Thirteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or (B) Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in any amount, or (C) a combination thereof, sufficient, without reinvestment, in the opinion of nationally recognized firm of independent public accountants expressed in a written certification thereto delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (i) the principal of any and premium and interest on the Outstanding Securities of such series on the maturity of such principal, premium or interest and (ii) any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities of such series on the day on which such payments are due in accordance with the terms of this Indenture and of such Securities. Before such a deposit, the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date or dates in accordance with Article Eleven, which shall be given effect in applying the foregoing. For this purpose, "Government Obligations" means (A) with respect to any series of Securities the principal of and any premium and interest on which are payable in U.S. dollars securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United

         States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933) as custodian with respect to any such Government Obligation held by such custodian for the account of the holder of such depositary receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of principal of or interest on the Government Obligation evidenced by such depositary receipt and (B) with respect to any other series of Securities, the meaning specified therefor pursuant to Section 301.

                  (2) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing (A) on the date of such deposit or (B) insofar as Sections 501(5) and (6) are concerned, at any time during the period ending on the 123rd day after the date of such deposit, or, if longer, ending on the day following the expiration of the longest preference period applicable to the Company in respect of such deposit (it being understood that the condition in this condition shall not be deemed satisfied until expiration of such period).

                  (3) Such defeasance or covenant defeasance shall not (A) cause the Trustee for the Securities of such series to have a conflicting interest as defined in Section 608 or for purposes of the Trust Indenture Act with respect to any securities of the Company or (B) result in the trust arising from such deposit to constitute, unless it is qualified as, a regulated investment company under the Investment Company Act of 1940, as amended.

                  (4) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound.

                  (5) In the case of an election under Section 1302, the Company shall have delivered to the Trustee an Opinion of Counsel stating that
         (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize income, gain or loss of Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize income, gain or loss of Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

                  (6) In the case of an election under Section 1303, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

                  (7) Such defeasance or covenant defeasance shall be effected in compliance with any additional terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to
         Section 301.

                  (8) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1302 or the covenant defeasance under Section 1303 (as the case may be) have been complied with.

                  (9) The Company shall have delivered to the Trustee an Officers' Certificate to the effect that the Securities of such series, if listed on any securities exchange, will not be delisted as a result of such deposit.

SECTION 1305. Deposited Money and U.S. Government Obligations to be Held in
                    Trust; Other Miscellaneous Provisions.

         Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee - collectively, for purposes of this Section 1305, the "Trustee") pursuant to Section 1304 in respect of the Outstanding Securities of such series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (but not including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal, premium and interest, but such money need not be segregated from other funds except to the extent required by law.

         The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the money or U.S. Government Obligations held by it as provided in Section 1304 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

SECTION 1306. Reinstatement.

         If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 1302 or 1303 with respect to the Securities of any series by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to this Article Thirteen until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1302 or 1303; provided, however, that if the Company makes any payment of the principal of (premium, if any) or interest on any such Security following the



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

reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such payment from the money held by the Trustee or the Paying Agent.

                                ARTICLE FOURTEEN
                  REPAYMENT OF SECURITIES AT OPTION OF HOLDERS

SECTION 1401. Applicability of Article.

         Securities of any series which are repayable before their Stated Maturity at the option of the Holders shall be repaid in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

SECTION 1402. Notice of Repayment Date.

         Notice of any Repayment Date with respect to Securities of any series shall, unless otherwise specified by the terms of the Securities of such series, be given by the Company not less than forty-five (45) nor more than sixty (60) days prior to such Repayment Date, to the Trustee and to each Holder of Securities of such series in accordance with Sections 105 and 106, respectively.

         The notice as to Repayment Date shall state:

                  (1) the Repayment Date;

                  (2) the Repayment Price;

                  (3) the place or places where such Securities are to be surrendered for payment of the Repayment Price, which shall be the office or agency of the Company in each Place of Payment, and the date by which Securities must be so surrendered in order to be repaid;

                  (4) a description of the procedure which a Holder must follow to exercise a repayment right;

                  (5) the Conversion Rate relating to the Securities being repaid, the date on which the right to convert such Securities will terminate and the places where the Securities may be surrendered for conversion, and

                  (6) that exercise of the option to elect repayment is irrevocable.

         No failure of the Company to give the foregoing notice shall limit any Holder's right to exercise a repayment right.

SECTION 1403. Deposit of Repayment Price.

         On or prior to any Repayment Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money, in immediately available funds, sufficient to pay the Repayment Price of an (except if the Repayment Date shall be an Interest Payment Date) accrued interest on, all the Securities of such series which are to be repaid on that date other than any Securities which are to be repaid on that date which have been converted prior to the date of such deposit.

SECTION 1404. Securities Payable on Repayment Date.

         The form of option to elect repayment having been delivered as specified in the form of Security for such series as provided in Section 203, the Securities to be repaid shall, on the Repayment Date, become due and payable at the Repayment Price applicable thereto, and from and after such date (unless the Company shall default in the payment of the Repayment Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for repayment in accordance with said notice, such Security shall be paid by the Company at the Repayment Price, together with accrued interest to the Repayment Date; provided, however, that, unless otherwise specified as contemplated by Section 301, installments of interest whose Stated Maturity is on or prior to such Repayment Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Date according to their terms and the provisions of Section 307.

         If any Security to be repaid shall not be so paid upon surrender thereof for repayment, the principal shall, until paid, bear interest from the Repayment Date at the rate prescribed in the Security and such Security shall remain convertible until the principal of such Security (or portion thereof, as the case may be) shall have been paid or duly provided for.

SECTION 1405. Securities Repaid in Part.

         Any Security which by its terms may be repaid in part at the option of the Holder and which is to be repaid only in part shall be surrendered at any office or agency of the Company designated for that purpose pursuant to Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument or transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as required by such Holder, in aggregate principal amount equal to and in exchange for the unrepaid portion of the principal of the Security so surrendered. If a Book-Entry Security is so surrendered, such new Security so issued shall be a new Book-Entry Security.

                                ARTICLE FIFTEEN
                            CONVERSION OF SECURITIES

SECTION 1501. Conversion Privilege and Conversion Rate.

         Subject to and upon compliance with the provisions of this Article, at the option of the Holder thereof, any Security of any series (or any portion thereof which is $1,000 or any integral multiple of $1,000 in excess thereof) may be converted at any time following the last original issue date of the Securities of such series into fully paid and nonassessable shares of Common Stock of the Company (calculated as to each conversion to the nearest 1/100 of a share) at the Conversion Rate in effect at the time of conversion. Such conversion right with respect to any Security shall expire at the close of business on the final Stated Maturity thereof, subject, in the case of conversion of a Book-Entry Security, to any applicable book-entry procedures of the Depositary for such conversion. In case a Security or portion thereof is called for redemption at the election of the Company or is delivered for repurchase at the option of the Holder, such conversion right in respect of the Security or portion thereof so called shall expire at the close of business on the Redemption Date or the Repayment Date, unless the Company defaults in making the payment due upon redemption or the repurchase, as the case may be (subject as aforesaid to any applicable book-entry procedures).

         The Conversion Rate shall be adjusted in certain instances as provided in this Article Fifteen. The price at which shares of Common Stock shall be delivered upon conversion (herein called the "Conversion Price") shall at any time be equal to $1,000 divided by the then applicable Conversion Rate (and rounded to the nearest cent).

SECTION 1502. Exercise of Conversion Privilege.

         In order to exercise the conversion privilege with respect to any Security or portion thereof, the Holder of any Security to be converted or any other person acting on its behalf shall surrender such Security, duly endorsed or assigned to the Company or in blank at any office or agency of the Company maintained for that purpose pursuant to Section 1002, accompanied by a duly signed conversion notice substantially in the form set forth in Annex A stating that the Holder elects to convert such Security or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted. Alternatively, if such security is represented by a Book-Entry Security, conversion may be effected by written order given to the Trustee in accordance with the applicable procedures of the Depositary then in effect. Each Security surrendered for conversion (in whole or in part) during a Record Date Period shall (except in the case of any Security or portion thereof which has been called for redemption on a Redemption Date or repurchase on a Repayment Date occurring within such period) be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest payable on the Interest Payment Date relating to such Record Date Period on the principal amount of such Security being surrendered for conversion, and the interest payable in respect of such Security on such Interest Payment Date shall be paid to the Holder of the such Security as of the Regular Record Date relating to such Record Date Period. The interest payable on such Interest Payment Date with respect to any Security which has been called for redemption on a Redemption Date, or is repurchaseable on a Repayment Date, occurring, in either case, during a Record Date Period, which Security is surrendered for conversion during such Record Date Period, shall be paid to the Holder of such Security being converted in an amount equal to the interest that would have been payable on such Security if such Security had been converted as of the close of business on such Interest Payment Date. Interest payable in respect of any Security surrendered for conversion on or after an Interest Payment Date shall be paid to the Holder of such Security as of the next preceding Regular Record Date, notwithstanding the exercise of the right of conversion.

         Any Security surrendered for conversion in accordance with the foregoing provisions shall be deemed to have been converted immediately prior to the close of business on the day of such surrender, and at such time the rights of the Holder of such Security as a Holder shall cease, and the Person or Persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the conversion date, the Company shall issue and deliver, out of its authorized but previously unissued shares of Common Stock, at the office of such Conversion Agent a certificate or certificates for the number of full shares of newly issued Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 1503.

         In the case of any Security which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations in an aggregate principal amount equal to the unconverted portion of the principal amount of such Security. A Security may be converted in part, but only if the principal amount of such Security to be converted is any integral multiple of $1,000 and the principal amount of such security to remain outstanding after such conversion is equal to $1,000 or any integral multiple of $1,000 in excess thereof.

         If shares of Common Stock to be issued upon conversion of a Security, or Securities to be issued upon conversion of a Security in part only, are to be registered in a name other than that of the Holder of such Security, the Security Registrar shall, prior to the conversion of such Security, record in the Security Register the transfer of that portion of the Security to be so converted in the name of the person in whose name such Common Stock or Securities are to be registered.

SECTION 1503. Fractions of Shares of Common Stock.

         No fractional shares of Common Stock or scrip certificates in respect thereof shall be issued upon conversion of any Securities of any series. If more than one Security of any series shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any Security, the Company shall pay a cash adjustment in respect of such fraction (calculated to the nearest 1/100 of a share) in an amount in U.S. dollars equal to the same fraction of the current market price per Common Share (calculated in accordance with Section 1504(h) hereof) at the close of business on the day of conversion, or at the Company's option, the Company shall round up the conversion transaction to the next higher whole share.

SECTION 1504. Adjustment of Conversion Rate.

         The Conversion Rate applicable to any series of Securities shall be subject to adjustments from time to time as follows:

                  (a) In case at any time during which Securities of any series are Outstanding the Company shall pay or make a dividend or other distribution on any class of capital stock of the Company payable in shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be increased by dividing such Conversion Rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. If, after any such date fixed for determination, any dividend or distribution is not in fact paid, such Conversion Rate shall be immediately readjusted, effective as of the date the Board of Directors determines not to pay such dividend or distribution, to the Conversion Rate that would have been in effect if such determination date had not been fixed. For the purposes of this paragraph (a), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates, if any, issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

                  (b) In case at any time during which Securities of any series are Outstanding the Company shall issue rights, warrants or options to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (determined as provided in paragraph (h) of this Section 1504) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights, warrants or options, the Conversion Rate in effect at the opening of business on the day following the date fixed for such determination shall be increased by dividing such Conversion Rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (b), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but will include shares issuable in respect of scrip certificates, if any, issued in lieu of fractions of shares of Common Stock. The Company will not issue any rights or warrants in respect of shares of Common Stock held in the treasury of the Company.

                  (c) In case at any time during which Securities of any series are Outstanding the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, such Conversion Rate in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and, conversely in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the

         Conversion Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                  (d) In case at any time during which Securities of any series are Outstanding the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, shares of capital stock, or assets (including securities, but excluding any rights, warrants or options referred to in paragraph (b) of this
         Section 1504, any dividend or distribution paid exclusively in cash, any dividend or distribution referred to in paragraph (a) of this
         Section 1504 and any merger or consolidation to which Section 1511 applies), such Conversion Rate shall be adjusted so that the same shall equal the rate determined by dividing such Conversion Rate in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph (h) of this Section 1504) of the Common Stock on the date fixed for such determination less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a Board Resolution filed with the Trustee) of the portion of the assets, shares or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator shall be such current market price per share of Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution.

                  (e) In case at any time during which Securities of any series are Outstanding the Company shall, by dividend or otherwise, make a distribution to all holders of its Common Stock consisting exclusively of cash (excluding any cash that is distributed upon a merger or consolidation or a sale or transfer of all or substantially all of the assets of the Company to which Section 1511 applies or as part of a distribution referred to in paragraph (d) of this Section 1504) in an aggregate amount that, combined together with (1) the aggregate amount of any other distributions to all holders of its Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to this paragraph (e) has been made and (2) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution filed with the Trustee) of consideration payable in respect of any tender offer by the Company or any of its Subsidiaries for all or any portion of the Common Stock concluded within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to paragraph (f) of this Section 1504 has been made, exceeds ten percent (10%) of the product of the current market price per share of the Common Stock on the date for the determination of holders of shares of Common Stock entitled to receive such distribution times the number of shares of Common Stock outstanding on such date (the "aggregate current market price"), then, and in each such case, immediately after the close of business on such date for determination, such Conversion Rate shall be increased so that the same shall equal the rate determined by dividing such Conversion Rate in effect immediately prior to the close of business on the date fixed for determination of the stockholders entitled to receive such distribution by a fraction (i) the numerator of which shall be equal to the current market price per share (determined as provided in paragraph (h) of this Section 1504) of the Common Stock on the date fixed for such determination less an amount equal to the quotient of (x) the excess of such combined cash tender amount over such aggregate current market price divided by (y) the number of shares of Common Stock outstanding on such date for determination and (ii) the denominator of which shall be equal to the current market price per share (determined as provided in paragraph (h) of this Section 1504) of the Common Stock on such date for determination.

                  (f) In case at any time during which Securities of any series are Outstanding a tender or exchange offer made by the Company or any Subsidiary for all or any portion of the Common Stock shall expire and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares (as defined below)) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution filed with the Trustee) that combined together with (1) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), as of the expiration of such tender or exchange offer, of consideration payable in respect of any other tender or exchange offer, by the Company or any Subsidiary for all or any portion of the Common Stock expiring within the 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment, pursuant to this paragraph (f) has been made and (2) the aggregate amount of any distributions to all holders of the Company's Common Stock within 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to paragraph (e) of this Section 1504 has been made (the "combined tender and cash amount") exceeds ten percent (10%) of the product of the current market price per share of the Common Stock (determined as provided in paragraph (h) of this Section 1504) as of the last time (the "Expiration Time") tenders or exchanges could have been made pursuant to such tender or exchange offer (as it may be amended) times the number of shares of Common Stock outstanding (including any tendered or exchanged shares) on the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, such Conversion Rate shall be adjusted so that the same shall equal the rate determined by dividing such Conversion Rate immediately prior to the close of business on the date of the Expiration Time by a fraction (i) the numerator of which shall be equal to (x) the product of (A) the current market price per share of Common Stock (determined as provided in paragraph (h) of this Section 1504) on the date of the Expiration Time multiplied by (B) the number of shares of Common Stock outstanding (including any tendered or exchanged shares) on the date of the Expiration Time less (y) the combined tender and cash amount, and (ii) the denominator of which shall be equal to the product of (x) the current market price per share of the Common Stock (determined as provided in paragraph (h) of this Section 1504) as of the Expiration Time multiplied by (y) the number of shares of Common Stock outstanding (including any tendered or exchanged shares) as of the Expiration

         Time less the number of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted up to any such maximum, being referred to as the "Purchased Shares").

                  (g) The reclassification of Common Stock into securities other than Common Stock (other than any reclassification upon a consolidation or merger to which Section 1511 applies) shall be deemed to involve (1) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution" and "the date fixed for such determination" within the meaning of paragraph (d) of this Section 1504), and (2) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective," as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of paragraph (c) of this Section 1504).

                  (h) For the purpose of any computation under paragraphs (b),
         (d), (e) or (f) of this Section 1504, the current market price per share of Common Stock on any date shall be deemed to be the average of the daily Closing Prices Per Share for the five consecutive Trading Days selected by the Company commencing not more than ten (10) Trading Days before, and ending not later than, the earlier of the day in question and the day before the "ex" date with respect to the issuance or distribution requiring such computation. For purposes of this paragraph, the term "`ex' date," when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the applicable securities exchange or in the applicable securities market without the right to receive such issuance or distribution.

                  (i) No adjustment in such Conversion Rate shall be required unless such adjustment (plus any adjustments not previously made by reason of this paragraph (i)) would require an increase or decrease of at least one percent (1%) in such rate; provided, however, that any adjustments which by reason of this paragraph (i) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

                  (j) The Company may make such increases in such Conversion Rate, in addition to those required by paragraphs (a), (b), (c), (d),
         (e) and (f) of this Section 1504, as it considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for United States federal income tax purposes or for any other reasons. The Company shall have the power to resolve any ambiguity or correct any error in this paragraph (j) and its actions in so doing, absent manifest error, shall be final and conclusive.

                  (k) To the extent permitted by applicable law, the Company from time to time may increase the Conversion Rate applicable to any series of Securities by any amount for any period of time if the period is at least twenty (20) days, the increase is irrevocable during such period, and the Board of Directors shall have made a determination that such increase would be in the best interests of the Company, which determination shall be conclusive. Whenever any Conversion Rate is increased pursuant to the preceding sentence, the Company shall give notice of the increase to the relevant Holders in the manner provided in Section 106 at least fifteen (15) days prior to the date the increased Conversion Rate takes effect, and such notice shall state the increased Conversion Rate and the period during which it will be in effect.

SECTION 1505. Notice of Adjustments of Conversion Rate.

         Whenever the Conversion Rate applicable to any series of Securities is adjusted as herein provided:

                  (a) the Company shall compute the adjusted Conversion Rate in accordance with Section 1504 and shall prepare a certificate signed by the Chief Financial Officer of the Company setting forth the adjusted Conversion Rate and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith promptly be filed with the Trustee and with each Conversion Agent; and

                  (b) a notice stating that such Conversion Rate has been adjusted and setting forth the adjusted Conversion Rate shall forthwith be prepared, and as soon as practicable after it is prepared, such notice shall be provided by the Company to all Holders of such Securities in accordance with Section 106.

Neither the Trustee nor any Conversion Agent shall be under any duty or responsibility with respect to any such certificate or the information and calculations contained therein, except to exhibit the same to any Holder of Securities desiring inspection thereof at its office during normal business hours.

SECTION 1506. Notice of Certain Corporate Action.

         In case:

                  (a) the Company shall declare a dividend (or any other distribution) on its Common Stock payable (1) otherwise than exclusively in cash or (2) exclusively in cash in an amount that would require an adjustment pursuant to Section 1504; or

                  (b) the Company shall authorize the granting to the holders of its Common Stock of rights, options or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

                  (c) of any reclassification of the Common Stock of the Company, or of any consolidation, merger or share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance, transfer, sale or lease of all or substantially all of the assets of the Company; or

                  (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Securities of any series pursuant to Section 1002, and shall cause to be provided to all Holders in accordance with Section 106, at least twenty (20) days (or ten (10) days in any case specified in clause (a) or (b) above) prior to the applicable record or effective date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of such dividend, distribution, rights, options or warrants, or, if a record is not to be taken, the effective date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights, options or warrants are to be determined, or (ii) the date on which such reclassification, consolidation, merger, share exchange, conveyance, transfer, sale, lease, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, conveyance, transfer, sale, lease, dissolution, liquidation or winding up. Neither the failure to give such notice or the notice referred to in the following paragraph nor any defect therein shall affect the legality or validity of the proceedings described in clauses (a) through (d) of this Section 1506. If at the time the Trustee shall not be the Conversion Agent, a copy of such notice and any notice referred to in the following paragraph shall also forthwith be filed by the Company with the Trustee.

         The Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Securities of any series pursuant to Section 1002, and shall cause to be provided to all Holders in accordance with Section 106, notice of any tender offer by the Company or any Subsidiary for all or any portion of the Common Stock at or about the time that such notice of tender offer is provided to the public generally.

SECTION 1507. Company to Reserve Common Stock.

         The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but previously unissued Common Stock, for the purpose of effecting the conversion of Securities of any series then outstanding, the full number of shares of Common Stock then issuable upon the conversion of all such Outstanding Securities.

SECTION 1508. Taxes on Conversions.

         Except as provided in the next sentence, the Company shall pay any and all transfer, stamp, documentary and other similar taxes and duties that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities of any series pursuant hereto. A Holder delivering a Security for conversion will be required to pay any tax or duty which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Security to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax or duty or has established to the satisfaction of the Company that such tax or duty has been paid.

SECTION 1509. Covenant as to Common Stock.

         The Company covenants that all shares of Common Stock which may be delivered upon conversion of Securities will be newly issued shares, upon such delivery, will have been duly authorized and validly issued and will be fully paid and nonassessable and, except as provided in Section 1508, the Company will pay all taxes, liens and charges with respect to the issue thereof.

SECTION 1510. Cancellation of Converted Securities.

         All Securities delivered for conversion shall be delivered to the Trustee to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 309.

SECTION 1511. Provision in Case of Consolidation, Merger or Conveyance of
Assets.

         In case of any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company) or any conveyance, sale, transfer or lease of all or substantially all of the assets of the Company, the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture executed in accordance with Article Nine providing that the Holder of any Security of any series then Outstanding shall have the right thereafter, during the period such Security shall be convertible as specified in Section 1501, to convert such Security only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale, transfer or lease by a holder of the number of shares of Common Stock of the Company into which such Security might have been converted immediately prior to such consolidation, merger, sale or transfer, assuming such holder of Common Stock of the Company (1) is not a Person with which the Company consolidated or merged with or which merged into or with the Company or to which such conveyance, sale, transfer or lease was made, as the case may be (a "Constituent Person"), or an Affiliate of a Constituent Person and (2) failed to exercise its rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer or lease (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer or lease is not the same for each share of Common Stock of the Company held immediately prior to such consolidation, merger, conveyance, sale, transfer or lease by other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-Electing Share"), then for the purpose of this Section 1511 the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by the holders of each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares). Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions of this Section 1511 shall similarly apply to successive consolidations, mergers, conveyances, sales, transfers or leases. Notice of the execution of such a supplemental indenture shall be given by the Company to the Holder of each Security as provided in Section 106 promptly upon such execution.

         Neither the Trustee, any Paying Agent nor any Conversion Agent shall be under any responsibility to determine the correctness of any provisions contained in any such supplemental indenture relating either to the kind or amount of shares of stock or other securities or property or cash receivable by Holders of Securities upon the conversion of their Securities after any such consolidation, merger, conveyance, sale, transfer or lease or to any such adjustment, but may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, an Opinion of Counsel with respect thereto, which the Company shall cause to be furnished to the Trustee upon request.

SECTION 1512. Responsibility of Trustee for Conversion Provisions.

         The Trustee, subject to the provisions of Section 601, and any Conversion Agent shall not at any time be under any duty or responsibility to any Holder of Securities of any series to determine whether any facts exist which may require any adjustment of the applicable Conversion Rate, or with respect to the nature, extent or amount of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same, or whether a supplemental indenture need be entered into. Neither the Trustee, subject to the provisions of Section 601, nor any Conversion Agent shall be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any other securities or property or cash, which may at any time be issued or delivered upon the conversion of any Security; and it or they do not make any representation with respect thereto. Neither the Trustee, subject to the provisions of Section 601, nor any Conversion Agent shall be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Common Stock or share certificates or other securities or property or cash upon the surrender of any Security for the purpose of conversion; and the Trustee, subject to the provisions of Section 601, and any Conversion Agent shall not be responsible for any failure of the Company to comply with any of the covenants of the Company contained in this Article.

                                 ARTICLE SIXTEEN
                                  SUBORDINATION

SECTION 1601. Securities Subordinate to Senior Indebtedness.

         The Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article (subject to the provisions of Article Four), the indebtedness represented by the Securities of each series, and the payment of the principal of, interest on and all other amounts, if any, owing with respect to the Securities of each series are hereby expressly made subordinate and subject in right of payment to the prior payment in full in cash or other immediately available funds of all Senior Debt of the Company.

SECTION 1602. Payment Over of Proceeds Upon Dissolution, Etc.

         In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of the Company, then and in any such event specified in (a), (b) or (c) above (each such event, if any, herein sometimes referred to as a "Proceeding") the holders of Senior Debt shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Debt, in cash before the Holders of the Securities of any series are entitled to receive any payment on account of principal of (or premium, if any) or interest on such Securities or on account of the purchase, redemption or other acquisition of Securities by the Company or any Subsidiary of the Company, and to that end the holders of all Senior Debt shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in respect of the Securities of each series in any such Proceeding.

         In the event that, notwithstanding the foregoing provisions of this
Section 1602, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, securities or other property, before all Senior Debt is paid in full, and if such fact shall, at or prior to the time of such payment or distribution, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Debt, to the extent necessary to pay all Senior Debt in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt.

         For purposes of this Article only, the words "any payment or distribution of any kind or character, whether in cash, property or securities" shall not be deemed to include a payment or distribution of stock or securities of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment which shares of stock or securities are subordinated in right of payment to all then outstanding Senior Debt to substantially the same extent as, or to a greater extent then, the Securities are so subordinated as provided in this Article. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance, transfer, sale or lease of all or substantially all of its properties and assets to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a Proceeding for the purposes of this
Section 1602 if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer, sale or lease such properties and assets, as the case may be, shall, as a part of such consolidation, merger, conveyance, transfer, sale or lease comply with the conditions set forth in Article Eight.

SECTION 1603. No Payment When Senior Debt in Default.

         In the event that the Securities of any series are declared or otherwise shall become due and payable before their Stated Maturity, then and in such event the holders of the Senior Debt outstanding at the time such Securities so become due and payable shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Debt in cash or other immediately available funds or otherwise in a manner satisfactory to the holders of such Senior Debt, before the Holders of such Securities are entitled to receive any payment by the

Company on account of the principal of (or premium, if any) or interest on such Securities or on account of the purchase or other acquisition of such Securities.

         In the event and during the continuation of any default in the payment of any amount owing in respect of any Senior Debt beyond any applicable grace period with respect thereto, or in the event that any event of default with respect to any Senior Debt shall have occurred and be continuing permitting the holders of such Senior Debt (or a trustee or other representative on behalf of the holders thereof) to declare such Senior Debt due and payable prior to the date on which it would otherwise have become due and payable, unless and until such event of default shall have been cured or waived or shall have ceased to exist and such acceleration shall have been rescinded or annulled, or in the event any judicial proceeding shall be pending with respect to any such default in payment or event of default, then no payment shall be made by the Company on account of principal of (or premium, if any) or interest on the Securities of any series, or on account of the purchase, redemption or other acquisition of such Securities.

         In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, securities or other property, before all Senior Debt is paid in full, and if such fact shall, at or prior to the time of such payment or distribution, have been made known to a Responsible Officer of the Trustee or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Debt remaining unpaid, to the extent necessary to pay all Senior Debt in full, after giving effect to any concurrent payment or distribution to or for the holder of Senior Debt.

         The provisions of this Section shall not apply to any payment with respect to which Section 1602 would be applicable.

SECTION 1604. Payment Permitted If No Default.

         Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company, at any time except during the pendency of any proceeding referred to in Section 1602 or under the conditions described in Section 1603, from making payments at any time of principal of (or premium, if any) or interest on the Securities of any series, or (b) the application by the Trustee of any money deposited with it hereunder to the payment of or on account of the principal of (or premium, if any) or interest on the Securities of any series or the retention of such payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge that such payment would have been prohibited by the provisions of this Article.

SECTION 1605. Subrogation to Rights of Holders of Senior Debt.

         Subject to the payment in full of all Senior Debt, the Holders of the Securities of each series shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Debt pursuant to the provisions of this Article, to the rights of the holders of such

Senior Debt to receive payments and distributions of cash, property and securities applicable to the Senior Debt until the principal of (or premium, if any) and interest on such Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Debt of any cash, property or securities to which the Holders of Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Debt by Holders of Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Debt and the Holders of Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Debt.

SECTION 1606. Provisions Solely to Define Relative Rights.

         The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of Securities on the one hand and the holders of Senior Debt on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, the creditors of the Company other than holders of Senior Debt and the Holders of Securities, the obligation of the Company, which is absolute and unconditional to pay to the Holders of Securities the principal of (or premium, if any) and interest on Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of Securities and creditors of the Company other than the holders of Senior Debt; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Debt to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

SECTION 1607. Trustee to Effectuate Subordination.

         Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

SECTION 1608. No Waiver of Subordination Provisions.

         No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

         Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of Securities of any series, without incurring responsibility to the Holders of Securities of any series and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of such Securities to the holders of Senior

Debt, do any one or more of the following: (a) change the manner, place or terms of payment or the time of payment of, or renew or alter, Senior Debt, or otherwise amend or supplement in any manner Senior Debt or any instrument evidencing the same or any agreement under which Senior Debt is outstanding; (b) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt; (c) release any Person liable in any manner for the collection of Senior Debt; and (d) exercise or refrain from exercising any rights against the Company and any other Person.

SECTION 1609. Notice to Trustee.

         The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities of any series. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of any Securities, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Debt or from any trustee therefor or representative thereof; and, prior to the receipt of any such written notice, the Trustee shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section 1609 at least two (2) Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of, the principal of or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within two
(2) Business Days prior to such date.

         Subject to the provisions of Section 601, the Trustee shall be entitled to rely on the delivery to it of a written notice, by a Person representing itself to be a holder of Senior Debt (or a trustee therefor or representative thereof) to establish that such notice has been given by a holder of Senior Debt (or a trustee therefor or representative thereof). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Debt to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 1610. Reliance on Judicial Order or Certificate of Liquidating Agent.

         Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 601, and the Holders of the Securities of any series shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

SECTION 1611. Trustee Not Fiduciary for Holders of Senior Debt.

         The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and shall not be liable to any such holders if it shall in good faith, mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Debt shall be entitled by virtue of this Article or otherwise.

SECTION 1612. Rights of Trustee as Holder of Senior Debt; Preservation of Trustee's Rights.

         The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Debt which may at any time be held by it, to the same extent as any other holder of Senior Debt, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

         Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

SECTION 1613. Article Applicable to Paying Agents.

         In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 1612 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

SECTION 1614. Payment.

         For the purposes of this Article only, (a) the issuance and delivery of junior securities upon conversion of Securities in accordance with Article Fifteen shall not be deemed to constitute a payment or distribution on account of the principal of (or premium, if any) or interest on Securities or on account of the purchase or other acquisition of Securities, and (b) the payment, issuance or delivery of cash, property or securities (other than junior securities) upon conversion of a Security shall be deemed to constitute payment on account of the principal of (or premium, if any) or interest on such Security. For the purposes of this Section, the term "junior securities" means
(1) shares of any stock of any class of the Company and any cash, property or securities into which the Securities are convertible pursuant to Article Fifteen and (2) securities of the Company which are subordinated in right of payment to all Senior Debt which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article.

Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors other than holders of Senior Debt and the Holders of Securities, the right, which is absolute and unconditional, of the Holder of any Security to convert such Security in accordance with Article Fifteen.

                                ARTICLE SEVENTEEN
                                HOLDERS' MEETINGS

SECTION 1701. Purposes for Which Meetings May be Called.

         A meeting of Holders may be called at any time and from time to time pursuant to the provisions of this Article for any of the following purposes:

                  (1) to give any notice to the Company or to the Trustee, or to give any direction to the Trustee, or to waive or consent to the waiving of any Event of Default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article Five;

                  (2) to remove the Trustee or appoint a successor trustee, pursuant to the provisions of Article Six;

                  (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Sections 901 and 902; or

                  (4) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Securities under any other provision of this Indenture or under applicable law.

SECTION 1702. Manner of Calling Meetings.

         The Trustee may at any time call a meeting of Holders to take any action specified in Section 1701. Notice of every meeting of the Holders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed by the Trustee to the Company and to the Holders not less than twenty (20) nor more than sixty
(60) days prior to the date fixed for the meeting. Any meeting shall be valid without notice if the Holders of all of the Outstanding Securities, and if the Company and the Trustee are either present or have, before or after the meeting, waived notice.

SECTION 1703. Call of Meetings by Company or Holders.

         In case at any time the Company, pursuant to a resolution of its Board of Directors, or the Holders of not less than thirty percent (30%) in aggregate principal amount of the Outstanding Securities, shall have requested the Trustee to call a meeting of Holders to take any action authorized in Section 1701 by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed notice of such meeting within twenty (20) days after receipt of such request, then the Company or such Holders in the amount above specified may determine the time and the place in the City of Atlanta, Georgia for such meeting and may call such meeting to take any action authorized in Section 1701, by mailing notice thereof as provided in Section 1702.

SECTION 1704. Who May Attend and Vote at Meetings.

         To be entitled to vote at any meeting of Holders a person shall (a) be a Holder of one or more Securities with respect to which the meeting is being held, or (b) be a person appointed by an instrument in writing as proxy by such Holder of one or more Securities. The only persons who shall be entitled to be present or to speak at any meeting of the Holders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

SECTION 1705. Regulations May be Made by Trustee.

         Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors or votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate.

         At any meeting each Holder or proxy shall be entitled to one vote for each $1,000 principal amount of Outstanding Securities held or represented by him.

SECTION 1706. Evidence of Actions by Holders.

         Whenever the Holders of a specified percentage in aggregate principal amount of the Securities may take any action, the fact that the Holders of such percentage have acted may be evidenced by (a) instruments of similar tenor executed by Holders in person or by attorney or written proxy, (b) the Holders voting in favor thereof at any meeting of Holders called and held in accordance with the provisions of the rules for meetings of Holders, or (c) by a combination thereof. The Trustee may require proof of any matter concerning the execution of any instrument by a Holder or his attorney or proxy as it shall deem necessary.

SECTION 1707. Exercise of Rights of Trustee and Holders Not to be Hindered or Delayed.

         Nothing in this Article contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders under any of the provisions of this Indenture or of the Securities.

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         In Witness Whereof, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                       InfoCure Corporation


                                       By:
                                          --------------------------------------

[Seal]

Attest:

------------------------
                                       [--------------------]



                                       By:
                                          --------------------------------------

[Seal]

Attest:

------------------------
Authorized Officer

State of                            :
         ------------------
                           :        )  :
                                        -----------------
County of                           :
          -----------------

On the ________ day of _______________________, 2000, before me personally came
____________________, to me known, who being duly sworn, did depose and say that
_____ is ___________ of InfoCure Corporation, one of the corporations described in and which executed the foregoing instrument; _______ that _______ knows the seal of said corporation; that the seal affixed to said instrument is such corporation seal; that it was so affixed by authority of the Board of Directors of said corporation, and that ________ signed _______________ name thereto by like authority.


                                       -----------------------------------------
                                       Notary Public

                                       My Commission Expires
                                                            --------------------


State of                            :
         ------------------
                           :        )  :
                                        -----------------
County of                           :
          -----------------

On the _____ day of _________________, 2000, before me personally came _________________, to me known, who being by me duly sworn, did depose and say that _______ is ____________ of [_________________], one of the corporations described in and which executed the foregoing instrument; that knows the seal of said corporation; that the seal affixed to said instrument is such corporation seal; that it was so affixed by authority of the Board of Directors of said corporation, and that _______ signed ________________ name thereto by like authority.



                                       -----------------------------------------
                                       Notary Public

                                       My Commission Expires
                                                            --------------------

                                                                         ANNEX A



                            FORM OF CONVERSION NOTICE





------------------------,
as Conversion Agent

------------------------
------------------------

                  Re:      INFOCURE CORPORATION
                  ____% Convertible Subordinated Notes
                  due            ,        (the "Securities")


         Reference is hereby made to the Indenture, dated as of ___________, ____ (the "Indenture"), between InfoCure Corporation, as Issuer, and
____________, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This letter relates to the Securities specified below, which are registered in the name of the undersigned (the "Holder"). The Holder hereby irrevocably exercises its right to convert such Securities, or the portion thereof, if any, specified below, into shares of Common Stock and, except to the extent specified or required as described below, directs that certificates representing such shares of Common Stock, together with any check in payment for a fractional share and any Security representing any unconverted principal amount, be issued and delivered through the facilities of the Depositary, for credit to the account(s) of the Person(s) indicated below.

         The Holder acknowledges and agrees that no shares of Common Stock will be delivered upon conversion of the specified Securities until any amount payable by the Holder on account of interest is paid, any certificates evidencing specified Securities not held in book-entry form are duly endorsed or assigned to the Company or in blank and surrendered and any taxes or other charges or documents required in connection with a transfer on conversion, and any other required items, are delivered to the Conversion Agent.

         Conversion of the specified Securities is subject to the requirements established by the Company as well as to the procedures of the Depositary, all as in effect from time to time. Subject to the provisions of the Indenture, the specified Securities will be deemed to have been converted as of the close of business on the first day on which this conversion notice and all other required items have been delivered to the Conversion Agent as provided above and, upon such conversion, shall cease to accrue interest or be Outstanding (subject to the Holder's right to receive the Common Stock issuable upon such conversion as provided in the Indenture). Prior to such conversion, the Holder will have no rights in such shares of Common Stock.

         Please provide the information requested below, as applicable.

1.       PLEASE SPECIFY THE SECURITIES HELD AND THE PORTION THEREOF TO BE
         CONVERTED:

         Principal amount held: $

         CUSIP number(s):

         Depositary (DTC) account where held:

         Principal amount being converted (if less than all):$

2. UNLESS AND TO THE EXTENT OTHERWISE SPECIFIED BELOW, all Securities (together with any unconverted Securities) will be delivered in book-entry form to the DTC account specified in Item 1 above.

3. IF OTHER ARRANGEMENTS ARE DESIRED, please specify the type, number and form of securities to be delivered on conversion and the names(s) of the account holder(s) or registered owner(s), by checking the appropriate boxes and providing the information requested:

         [ ]      Common Stock

                  [ ]      Book-Entry

                           Number of shares of Common Stock:

                           DTC Account:

                  [ ]      Certificates

                           Number of shares of Common Stock:

                           Registered Owner:

         [ ]      Unconverted Securities

                  [ ]      Certificates

                           Principal Amount:  $      *

                           Registered Owner:

                  [ ]      Book-Entry

                           Principal Amount:  $

                           DTC Account:

                  Please sign and date this notice in the space provided below.



         DATE:
                                            -------------------------------
                                                    Name of Holder




                                            -------------------------------
                                                 Signature(s) of Holder
                                                   Title(s):

                                            (If the Holder is a corporation,
                                            partnership or fiduciary, the title
                                            of the Person signing on behalf of
                                            the Holder must be stated.)



----------

* Aggregate principal amount of each certificate must equal $1,000 or any amount in excess thereof in integral multiples of $1,000.